[RELIANT ENERGY LOGO]                                              Exhibit 10.22




05/23/2002

Commonwealth Energy Corporation
15901 Red Hill Avenue, Suite 100
Tustin, CA 92780

Fax No. (714) 259-2553


                            CONFIRMATION LETTER, 001


This confirmation letter is being provided pursuant to and in accordance with the Master Power Purchase and Sale Agreement dated May 18, 2002 (the "Master Agreement") between Reliant Energy Services, Inc. ("RES") and Commonwealth Energy Corporation ("Counterparty"). Terms used but not defined herein shall have the meanings ascribed to them in the Master Agreement. This Confirmation Letter shall confirm the Transaction agreed to on May 23, 2002 ("Trade Date") regarding the sale of the Product under the terms and conditions that follow:

     Seller:             RES

     Buyer:              Counterparty

     Product:            CAISO Energy

     Delivery
     Period:             [Confidential treatment requested]*

                         Hours ending 0100 through 2400, Pacific Prevailing Time, Monday through Sunday, including NERC holidays.

     Contact
     Quantity:           Varies by the day and hour during the Delivery
                         Period, as specified in Attachment A


     Delivery Point:     SP-15, however, in the event that SP-15 is split into
                         multiple zones or otherwise redefined, deliveries will be made to the Zone(s), Node(s) and/or Delivery
                         Point(s) that most nearly resemble SP-15 as it exists on the Trade Date.

     Contract Price:     [Confidential treatment requested]* per MWh


Special Provisions

1. As a condition precedent to the obligation of the Seller of this Transaction, within five (5) Business Days following the Trade Date, Counterparty shall provide RES with a letter of credit which shall be in form and substance acceptable to RES ("Letter of Credit"). The Letter of Credit shall be in the amount of [Confidential treatment requested]*, and must be maintained with RES through July 31, 2002. For the remaining months in the Contract Term (see below). Counterparty shall provide RES with a new Letter of Credit or amend the original Letter of Credit, in any event no later than ten (10) Business Days before the beginning of each month so that RES is in possession of a Letter of Credit in an amount which corresponds to the applicable month. The Letter of Credit must be maintained with RES throughout each month, for the amount specified below.

Should the Letter of Credit ever cease to be in effect for the relevant Letter of Credit Amount during the Contract Term for any reason, this shall constitute an Event of Default pursuant to Section 5 1(c) of the Master Agreement. For the purposes of this Confirmation Letter 001, and Confirmation Letter 002, the three (3) Business Day "grace period" set forth in Section 5.1(c) shall be deemed not to apply and Counterparty shall be considered the "Defaulting Party".


-------
* The omitted information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2.

[RELIANT ENERGY LOGO]


CONTRACT TERM                         LETTER OF CREDIT AMOUNT IN $US
-------------                         ------------------------------
[Confidential treatment requested]*   [Confidential treatment requested]*



2. Notwithstanding 6.1 of the Master Agreement, Counterparty shall pay RES for any amounts due under this Transaction every two weeks rather than a calendar month, pursuant to the following payment schedule:

TWO WEEK PAYMENT SCHEDULE
------------------------------------------------------------------------------------------------
        DELIVERY PERIOD
-----------------------------------
   START                 END                      INVOICE DATE                 **PAYMENT DUE DATE
   -----                 ---                      ------------                  -----------------
1.  [Confidential treatment requested]*
2.  [Confidential treatment requested]*
3.  [Confidential treatment requested]*
4.  [Confidential treatment requested]*
5.  [Confidential treatment requested]*
6.  [Confidential treatment requested]*
7.  [Confidential treatment requested]*
8.  [Confidential treatment requested]*
9.  [Confidential treatment requested]*
10. [Confidential treatment requested]*
11. [Confidential treatment requested]*
12. [Confidential treatment requested]*

-------
* The omitted information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2.

** Prior Business Day convention

[RELIANT ENERGY LOGO]

3. Collateral Threshold: Notwithstanding Section 6.1(c) and 8.2(c) of the Master Agreement, neither party shall be required to provide performance Assurance in an amount in excess of [Confidential treatment requested]*.

Please confirm that the terms stated herein accurately reflect the agreement reached on the Trade Date between you and RES by returning an executed copy of this Confirmation by facsimile to RES at (713) 393-0212. Your responses should reflect the appropriate party in your organization who has the authority to enter into this transaction. If you have any questions, please call
(713) 207-5855.


RELIANT ENERGY SERVICES                 COMMONWEALTH ENERGY CORPORATION

By: [Signature Illegible]               By: [Signature Illegible]
    -------------------------------         ------------------------------------

Name: [Illegible]                       Name: [Illegible]
      -----------------------------           ----------------------------------

Title: V.P.                             Title: C.O.O.
       ----------------------------            ---------------------------------

-------
* The omitted information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2.